UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2007

VioQuest Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-16686	58-1486040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Mt. Airy Road, Suite 102
Basking Ridge, NJ 07920
(Address of principal executive offices)

(908) 766-4400
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

On July 17, 2007, VioQuest Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K reporting that on July 16, 2007 it completed the sale of its Chiral Quest, Inc. subsidiary (“Chiral Quest”). As part of the Form 8-K, the Company indicated that the pro forma financial information required under Item 9.01 of Article 11 of Regulation S-X will be filed by an amendment to the Current Report on Form 8-K. This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by the Company on July 17, 2007 to include the required pro forma financial information for the transaction.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed on Form 8-K filed July 17, 2007, the Company completed the sale of all of the outstanding stock of Chiral Quest to Chiral Quest Acquisition Corp. (the “Purchaser”). The sale was made pursuant to a Stock Purchase and Sale Agreement dated April 10, 2007, as amended (the “Purchase Agreement”), between the Company and Purchaser. In accordance with the terms of the Purchase Agreement, the Company received approximately $1,700,000 cash and the Purchaser assumed liabilities in the aggregate amount of approximately $807,000. The disclosure set forth under Item 2.01 of such previously filed Form 8-K is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The following unaudited pro forma financial statements give effect to the Chiral Quest sale in accordance with Article 11 of Regulation S-X and are based upon currently available information and certain assumptions management considered reasonable under the circumstances. Based on the carrying value of the assets and liabilities involved in the Chiral Quest sale as of the actual date of the transaction, and the estimated costs and expenses incurred in connection with the sale, the Company recorded a gain on sale of Chiral Quest of approximately $438,444. The unaudited pro forma statements of operations presented herein exclude the gain.

The unaudited pro forma condensed balance sheet assumes the Chiral Quest sale occurred as of June 30, 2007. Such pro forma information is based on the consolidated historical unaudited balance sheet data of the Company and Chiral Quest as of June 30, 2007. The unaudited pro forma balance sheet is not necessarily indicative of the results that would have been reported had the Chiral Quest sale actually occurred on that date, nor is it necessarily indicative of the Company’s future financial position. The unaudited pro forma statement of operations for the six months ended June 30, 2007 gives effect to the Chiral Quest sale as if the sale had occurred on January 1, 2007. The unaudited pro forma statement of operations for the year ended December 31, 2006 gives effect to the Chiral Quest sale as if the sale had occurred on January 1, 2006.

The unaudited pro forma financial statements are based on and should be read in conjunction with, and are qualified in their entirety by, the historical consolidated financial statements and notes thereto of the Company.

VIOQUEST PHARMACEUTICALS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEET – PRO FORMA
AS OF JUNE 30, 2007
(UNAUDITED)

	As Reported	Chiral Quest Adjustments		Pro forma

ASSETS
Current assets
Cash and cash equivalents	$2,830,855	$1,620,502	a,b	$4,451,357
Prepaid clinical research costs	227,263	-		227,263
Deferred financing costs	601,875	-		601,875
Other current assets	104,006	-		104,006
Current assets associated with discontinued operations	1,879,133	(1,879,133	) c	-
Total current assets	5,643,132	(258,631)		5,384,501
Property and equipment, net	35,976	-		35,976
Security deposits	15,232	-		15,232
Total assets	$5,694,340	$(258,631)		$5,435,709

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$2,222,982	$-		$2,222,982
Accrued expenses	451,836	-		451,836
Accrued compensation expenses	135,224	90,000	b	225,224
Notes payable - PBI debt	164,623	-		164,623
Notes payable - Net of debt discount	1,786,832	-		1,786,832
Current liabilities associated with discontinued operations	871,754	(871,754	) c	-
Total liabilities	5,633,251	(781,754)		4,851,497
Stockholders' equity
Preferred stock	-	-		-
Common stock	54,621	-		54,621
Additional paid-in capital	33,537,551	-		33,537,551
Accumulated deficit	(33,531,083)	523,123	d	(33,007,960)
Total stockholders' equity	61,089	523,123		584,212
Total liabilities and stockholders' equity	$5,694,340	$(258,631)		$5,435,709

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

VIOQUEST PHARMACEUTICALS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS – PRO FORMA
FOR THE SIX MONTHS ENDED JUNE 30, 2007
(UNAUDITED)

	As Reported	Chiral Quest Adjustments		Pro Forma

Operating expenses
Research and development	$2,319,655	$-		$2,319,655
Selling, general and administrative	2,106,050	-		2,106,050
Total operating expenses	4,425,705	-		4,425,705
Loss from operations	(4,425,705)	-		(4,425,705)
Interest income, net	32,075	-		32,075
Loss from continuing operations	(4,393,630)	-		(4,393,630)
Loss from discontinued operations	(596,897)	596,897	e	-
Net loss	$(4,990,527)	$596,897		$(4,393,630)
Net loss per share - basic and diluted	$(0.11)			$(0.10)
Weighted average shares outstanding - basic and diluted	46,056,724			46,056,724

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

VIOQUEST PHARMACEUTICALS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS – PRO FORMA
FOR THE YEAR ENDED DECEMBER 31, 2006
(UNAUDITED)

	As Reported	Chiral Quest Adjustments		Pro Forma

Operating expenses
Research and development	$1,819,736	$-		$1,819,736
Selling, general and administrative	3,455,225	-		3,455,225
Depreciation	6,304	-		6,304
Total operating expenses	5,281,265	-		5,281,265
Loss from continuing operations	(5,281,265)	-		(5,281,265)
Interest income, net	105,695	-		105,695
Loss from continuing operations	(5,175,570)	-		(5,175,570)
Loss from discontinued operations, net of tax benefit	(3,095,594)	3,095,594	e	-
Net loss	$(8,271,164)	$3,095,594		$(5,175,570)
Net loss per share - basic and diluted	$(0.21)			$(0.13)
Weighted average shares outstanding - basic and diluted	39,786,686			39,786,686

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Financial Statements

The unaudited pro forma condensed balance sheet presented herein assumes the Chiral Quest sale occurred as of June 30, 2007. Such pro forma information is based on the consolidated historical unaudited balance sheet data of the Company and Chiral Quest as of June 30, 2007. The unaudited pro forma statement of operations for the six months ended June 30, 2007 gives effect to the Chiral Quest sale as if the sale had occurred on January 1, 2007. The unaudited pro forma statement of operations for the year ended December 31, 2006 gives effect to the Chiral Quest sale as if the sale had occurred on January 1, 2006. Based on the carrying value of the assets and liabilities involved in the Chiral Quest sale as of the actual date of the transaction, and the estimated costs and expenses incurred in connection with the sale, the Company recorded a gain on sale of $438,444. The unaudited pro forma statements of operations presented herein exclude the gain.

The unaudited pro forma financial statements are based on and should be read in conjunction with, and are qualified in their entirety by, the historical consolidated financial statements and notes thereto of the Company.

a.
To record total cash proceeds of $1,727,263 received in the Chiral Quest sale, consisting of the $1,700,000 purchase price, $7,790 of accrued interest from Chiral Quest sale proceeds held in escrow and $19,473 for the repayment of certain expenses paid by the Company on behalf of Chiral Quest.

b.
To record actual and accrued transaction related expenses incurred by the Company in the amount of $196,761, consisting of $90,000 for accrued severance costs and $106,761 of employee retention bonuses paid.

c.	To record assets and liabilities of Chiral Quest transferred to Purchaser.

d.
Reflects the estimated gain on sale of Chiral Quest of approximately $523,123. Actual gain on sale of Chiral Quest of 438,444 differs from the pro forma gain shown due to differences in the carrying values of the assets and liabilities at June 30, 2007 compared to the carrying values on the actual transaction date of July 16, 2007.

e.	To record adjustments to eliminate the historical consolidated results of operations of Chiral Quest.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VioQuest Pharmaceuticals, Inc.

Date: November 26, 2007	By:	/s/ Brian Lenz
Brian Lenz
Chief Financial Officer